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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _______________


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 April 12, 2001
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                Interwoven, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       Delaware                      000-27389                 77-0523543
------------------------      ------------------------     -------------------
(State of Incorporation)      (Commission file number)      (I.R.S. Employer
                                                           Identification No.)



                       1195 W. Fremont Avenue, Suite 2000
                          Sunnyvale, California 94087
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (408) 774-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Previous Independent Accountants.

       (i) On April 12, 2001, Interwoven, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as the independent public accountants of the Company.

       (ii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for each of the past two fiscal years, the fiscal years ended December 31, 1999 and 2000, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       (iii) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company on April 12, 2001.

       (iv) The decision to change accountants was approved by the Company's Board of Directors on April 12, 2001.

       (v) During the Company's two most recent fiscal years and through April 12, 2001, the Company has had no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements of the Company for such years.

       (vi) During the Company's two most recent fiscal years and through April 12, 2001, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

       (vii) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated April 16, 2001, is filed as Exhibit 16.1 to this Form 8-K.


     (b)  Engagement of New Accountants.

       (i) KPMG LLP has been engaged by the Company as its new independent accountant to audit the Company's financial statements, effective as of April 12, 2001.

       (ii) Prior to the engagement of KPMG LLP, the Company (or someone on behalf of the Company) had not consulted with KPMG LLP during its two most recent fiscal years and through the date of this report in any matter regarding:
(A) either the application of accounting principles to a specified transaction, either completed or

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proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (B) the subject of either a disagreement or a reportable event described in Paragraph (a)(v) and (vi) above.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed herewith:


     Exhibit No.     Description of Document
     ----------      -----------------------

      16.1           Letter from PricewaterhouseCoopers LLP dated April 16,
                     2001.

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  Date:  April 16, 2001

                            INTERWOVEN, INC.

                            By:  /s/ David M. Allen
                            ----------------------------------------
                            David M. Allen, Senior Vice President,
                            Chief Financial Officer and Secretary

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.        Description of Document
-----------        -----------------------

 16.1              Letter from PricewaterhouseCoopers LLP dated April 16, 2001.